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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement of Cholestech Corporation on Form S-8 (File Nos. 333-94503, 333-38151, and 333-38147) of our report dated April 25, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
June 28, 2000